                   SECURITIES AND EXCHANGE COMMISSION
                        Washington, D. C.   20549


                                FORM 8-K


                            CURRENT REPORT

                Pursuant to Section 13 or 15(d) of
                The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported)   March 11, 2002
                                                           --------------

        Commission File Number 0-5544


                        OHIO CASUALTY CORPORATION
        (Exact name of registrant as specified in its charter)

         OHIO                                     31-0783294
(State or other jurisdiction of        (I.R.S. Employer Identification No.)
incorporation or organization)

     9450 Seward Road, Fairfield, Ohio              45014
 (Address of principal executive offices)         (Zip Code)


                                (513) 603-2400
                        (Registrant's telephone number)


                                Not Applicable
        (Former name or former address, if changed since last report)






                        Exhibit Index - Page 3

                        Page 1 of 3 Pages


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ITEM 5.  Other Events
-------  ------------

On March 11, 2002, Ohio Casualty Corporation announced it is seeking to raise $125 million through a private offering of convertible notes.

A copy of the press release issued by Ohio Casualty Corporation on March 11, 2002, announcing the proposed private offering is attached hereto as Exhibit 99 and is incorporated herein by reference.



ITEM 7.  Financial Statements and Exhibits
-------  ---------------------------------

	Exhibit No.	Description
        -----------     -----------

            99          Press release dated March 11, 2002,
                        announcing Ohio Casualty Corporation's
                        proposed private offering.







                                SIGNATURE

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        OHIO CASUALTY CORPORATION
                                        -------------------------
                                              (Registrant)




March 11, 2002                          /s/  Debra K. Crane
                                        ------------------------
                                        Debra K. Crane, Senior Vice
                                        President and General Counsel







                                Page 2 of 3 Pages


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                                EXHIBIT INDEX
                                _____________

                        Current Report on Form 8-K
                           Dated March 11, 2002


        Exhibit No.     Description
        -----------     -----------

            99 Press release dated March 11, 2002, announcing Ohio Casualty Corporation's proposed private offering.









                                Page 3 of 3 Pages